                                 SCHEDULE 14A

                                (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

                   EXCHANGE ACT OF/1934 (AMENDMENT NO.    )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:


[ ]  Preliminary Proxy Statement            [_]  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to
     sec. 240.14a-11(c) or sec. 240.14a-12


                           Hanover Compressor Company

                (Name of Registrant as Specified in its Charter)

                                      N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           HANOVER COMPRESSOR COMPANY
                          12001 NORTH HOUSTON ROSSLYN
                              HOUSTON, TEXAS 77086

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 11, 2000

To the Stockholders of Hanover Compressor Company:

   Notice is hereby given that a Special Meeting of Stockholders of the Company will be held on Tuesday, July 11, 2000, at 10:00 a.m. local time, at the offices of the Company, 12001 North Houston Rosslyn, Houston, Texas 77086, for the following purposes:

  (1) to approve an amendment to the Company's Amended and Restated Certificate of Incorporation increasing the number of authorized shares of the Company's Common Stock from 100,000,000 to 200,000,000 shares; and

  (2) to transact any other business that may properly come before the meeting.

   The Board of Directors has fixed the close of business on Thursday, June 1, 2000, as the record date for determining the stockholders that are entitled to notice of and to vote at the Special Meeting and any postponements or adjournments thereof. A complete list of the stockholders entitled to vote at the Special Meeting will be available for examination by any stockholder for any purpose germane to the meeting for at least 10 days prior to the Special Meeting at the offices of the Company, 12001 North Houston Rosslyn, Houston, Texas 77086.

                                          By Order of the Board of Directors,

                                          /s/ Michael J. McGhan
                                          _____________________________________
                                          Michael J. McGhan,
                                          Director and Chief Executive Officer

Houston, Texas
June 8, 2000

                             YOUR VOTE IS IMPORTANT

   THE BOARD OF DIRECTORS EXTENDS A CORDIAL INVITATION TO ALL STOCKHOLDERS TO ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED REPLY ENVELOPE. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU DESIRE TO DO SO.

                           HANOVER COMPRESSOR COMPANY
                          12001 NORTH HOUSTON ROSSLYN
                              HOUSTON, TEXAS 77086

                                PROXY STATEMENT
                        SPECIAL MEETING OF STOCKHOLDERS
                                ON JULY 11, 2000

   This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Hanover Compressor Company, a Delaware corporation ("Hanover" or the "Company"), for use at a Special Meeting of Stockholders of the Company (the "Special Meeting") to be held for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders, at 10:00 a.m. local time on Tuesday, July 11, 2000, at the offices of the Company, 12001 North Houston Rosslyn, Houston, Texas 77086, and at any postponement(s) or adjournment(s) thereof. All holders of record of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), on Thursday, June 1, 2000, the record date, will be entitled to vote at the Special Meeting. At the close of business on the record date, the Company had 29,944,942 shares of Common Stock outstanding and entitled to vote. A majority, or 14,972,472, of these shares of Common Stock will constitute a quorum for the transaction of business at the Special Meeting. The Company's principal executive offices are located at 12001 North Houston Rosslyn, Houston, Texas 77086, and its telephone number is (281) 447-8787. This Proxy Statement and the accompanying proxy are first being mailed to stockholders on or about June 8, 2000.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

   Stockholders are entitled to one vote for each share of Common Stock held.

   Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it either before the meeting at which the matter voted by proxy is acted upon or at the meeting before the vote on the matter. A proxy may be revoked by a later proxy that is signed by the person who signed the earlier proxy and presented at the meeting or by attendance at the meeting and voting in person.

   The expense of printing and mailing proxy material will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by directors, officers and other employees of the Company by personal interview, telephone or facsimile. No additional compensation will be paid for such solicitation. The Company will also request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares of Common Stock that are held of record by such brokers and fiduciaries and will reimburse such persons for their reasonable out-of-pocket expenses.

 PROPOSAL NO. 1--AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF
                                 INCORPORATION

   On May 18, 2000, the Board of Directors authorized an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $0.001 per share ("Common Stock"), from 100,000,000 to 200,000,000. The stockholders are being asked to approve this proposed amendment. As of May 24, 2000, 29,932,916 shares of Common Stock were issued and outstanding. The number of shares outstanding does not reflect the two-for-one stock split in the form of a 100% stock dividend declared by the Board of Directors that will be payable on or about June 13, 2000.

                                 REQUIRED VOTE

   The approval of the adoption of the amendment to the Company's Amended and Restated Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as a vote against the proposal.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE
          COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

   The Board believes that the proposed increase is desirable so that, as the need may arise, the Company will have the flexibility to issue shares of Common Stock without additional expense or delay, in connection with the possible future stock dividends or stock splits, equity financings, future opportunities for expanding the Company's business through investments or acquisitions, management incentive and employee benefit plans and for other general corporate purposes. The Board of Directors has not taken any action to use the additional authorized shares for any such purposes, and the Company has no current plans to issue the additional authorized shares.

   Authorized but unissued shares of the Company's Common Stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Company's stockholders, except as otherwise required by applicable law or stock exchange policies.

   The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized Common Stock without requiring future stockholder approval for such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to existing stockholders. The holders of Common Stock have no preemptive rights.

   The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could be issued (within the limits imposed by applicable law) in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. The Company has previously adopted certain measures that may have the effect of helping to resist an unsolicited takeover attempt.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth, as of May 25, 2000, the beneficial ownership of Common Stock by (i) each person who is known by the Company to beneficially own more than 5% of the outstanding Common Stock, (ii) each director of the Company, (iii) each of the five most highly compensated executive officers, and
(iv) all directors and executive officers of the Company as a group. Unless otherwise noted, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Share numbers do not reflect the two-for-one stock split in the form of a 100% stock dividend to be paid on or about June 13, 2000.

                                                                     APPROXIMATE
                                                 NUMBER OF SHARES      PERCENT
              NAME AND ADDRESSES                BENEFICIALLY OWNED    OF CLASS
              ------------------                ------------------   -----------
Melvyn N. Klein................................     11,590,502(1)(2)    40.2%
Mercantile Tower, Suite 1940
615 North Upper Broadway
Corpus Christi, Texas 78477

GKH Investments, L.P...........................     11,168,570(3)       39.0
200 West Madison
Chicago, Illinois 60606

Joint Energy Development.......................      2,761,950(4)        9.6
Investments Limited Partnership
1400 Smith Street
Houston, TX 77002

Westar Capital, Inc............................      1,485,515           5.2
818 Kansas Street
Topeka, Kansas

GKH Partners, L.P..............................        421,932(5)        1.5
200 West Madison
Chicago, IL 60606

Michael A. O'Connor............................      1,186,820(6)        4.0

Michael J. McGhan..............................        540,161(7)        1.8

Curtis A. Bedrich..............................        375,346(8)        1.3

William S. Goldberg............................        109,848(9)          *

Ted Collins, Jr................................        173,268(10)         *

Alvin Shoemaker................................        173,000(11)         *

Robert R. Furgason.............................          4,550(12)         *

--------
(1) Includes 10,914,775 shares of Common Stock owned by GKH Investments, L.P. ("GKH Investments") and 412,342 shares of Common Stock owned by GKH Partners, L.P. ("GKH Partner," and together with GKH Investments, "GKH"). GKH Partners is the general partner of GKH Investments. As the general partner of GKH Investments, GKH Partners may be deemed to be the beneficial owner of stock held by GKH Investments, however, GKH Partners expressly disclaims any such beneficial ownership.
(2) Includes all of the shares of Common Stock owned by GKH. Mr. Klein, who is a director of the Company, is the sole stockholder of a corporation which is a general partner of GKH Partners. By virtue of his relationship to GKH Partners, Mr. Klein may be deemed to share beneficial ownership of the shares of Common Stock owned by GKH. Mr. Klein disclaims beneficial ownership of all shares owned by GKH.

(3) Includes 10,914,775 shares of Common Stock owned by GKH Investments. Excludes 412,342 shares of Common Stock owned by GKH Partners. GKH Partners is the general partner of GKH Investments. As the general partner of GKH Investments, GKH Partners may be deemed to be the beneficial owner of stock held by GKH Investments, however, GKH Partners expressly disclaims any such beneficial ownership.
(4) The general partner of Joint Energy Development Investments Limited Partnership ("JEDI") is Enron Capital Management Limited Partnership ("ECMLP"). The general partner of ECMLP is Enron Corp. Enron Corp. disclaims beneficial ownership of the shares owned by JEDI.
(5) Includes 412,342 shares of Common Stock owned by GKH Partners. Excludes 10,914,775 shares of Common Stock owned by GKH Investments. GKH Partners is the general partner of GKH Investments. As the general partner of GKH Investments, GKH Partners may be deemed to be the beneficial owner of stock held by GKH Investments, however, GKH Partners expressly disclaims any such beneficial ownership.
(6) Includes 941,019 shares subject to options held by Mr. O'Connor which are, or will first become, exercisable within 60 days of May 25, 2000, and 2,672 shares of Common Stock held by Mr. O'Connor together with his wife as tenants in common. Mr. O'Connor disclaims beneficial ownership to 169,775 shares held by Goldman Sachs Exchange Place Fund, L.P., in which Mr. O'Connor has an interest.
(7) Includes 408,759 shares subject to options held by Mr. McGhan which are, or will first become, exercisable within 60 days of May 25, 2000, 2,450 shares of Common Stock held by Mr. McGhan together with his wife as joint tenants and 600 shares of Common Stock held by Mr. McGhan's two minor children.
(8) Includes 276,686 shares subject to options held by Mr. Bedrich which are, or will first become, exercisable within 60 days of May 25, 2000.
(9) Excludes 81,654 shares of Common Stock (less than 1% of the outstanding shares) owned by Mr. Goldberg's wife, Nancy K. Goldberg, not individually, but solely as trustee of the Nancy K. Goldberg Declaration of Trust and 1,950 shares of Common Stock held in the William S. Goldberg Children's Trust. Mr. Goldberg disclaims beneficial ownership of all of such shares. Includes 15,000 shares subject to options held by Mr. Goldberg which are, or will first become, exercisable within 60 days of May 25, 2000.
(10) Excludes an aggregate of 2,000 shares of Common Stock held in two trusts for the benefit of Mr. Collins' two minor children. Mr. Collins is not the trustee of such trusts and disclaims beneficial ownership of such shares.
(11) Excludes shares beneficially owned directly or indirectly by members of Mr. Shoemaker's family as to which Mr. Shoemaker disclaims beneficial ownership. Includes 8,690 shares of Common Stock owned by Shoeinvest, L.P. ("Shoeinvest"), and 5,056 shares of Common Stock owned by Shoemaker Family Partners, L.P. ("SFP"). Mr. Shoemaker is associated with Shoeinvest and SFP and may be deemed to share beneficial ownership of such shares.
(12) Excludes 200 shares owned by Mr. Furgason's wife. Mr. Furgason disclaims beneficial ownership of all such shares.

                              2001 ANNUAL MEETING
                             STOCKHOLDER PROPOSALS

   Any proposals of stockholders that are intended for inclusion in the Company's Proxy Statement and form of proxy for its 2001 Annual Meeting of Stockholders must be received by the Coporate Secretary of the Company no later than December 20, 2000. If the Company is not notified of a stockholder proposal by March 5, 2001, then the management proxies may have the discretion to vote against such stockholder proposal, even though such proposal is not discussed in the proxy statement. Stockholder proposals must be in writing and delivered to the Company's principal executive offices at 12001 North Houston Rosslyn, Houston, Texas 77086.

                                 OTHER BUSINESS

   The Board of Directors does not presently intend to bring any other business before the meeting, and, so far as is known to the Board of Directors, no matters are to be brought before the meeting except as specified in the Notice of Special Meeting. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

                                          By Order of the Board of Directors,
                                          /s/ Michael J. McGhan
                                          -----------------------------
                                          Michael J. McGhan,
                                          Director and Chief Executive Officer

   ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
THANK YOU FOR YOUR PROMPT ATTENTION TO THIS MATTER.

[proxy card -- front]

                           HANOVER COMPRESSOR COMPANY
                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS


                                 JULY 11, 2000

          The undersigned, having received the Notice of Special Meeting and Proxy Statement, hereby appoints Michael O'Connor, Michael McGhan, William S. Goldberg and Richard S. Meller, and each of them, proxies with full power of substitution, for and in the name of the undersigned, to vote all shares of Common Stock of Hanover Compressor Company owned of record by the undersigned at the Special Meeting of Shareholders to be held at 10:00 a.m. local time on Tuesday, July 11, 2000 at the offices of the Company, 12001 North Houston Rosslyn, Houston, Texas 77086, and any adjournments or postponements thereof, in accordance with the discretion marked on the reverse side hereof.

                                         Please mark your votes  [X]
                                         as indicated in this sample

This Proxy, when properly executed, will be voted in the manner directed herein. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 200,000,000.

1. Proposal to approve an amendment to the Company's Amended and Restated Certificate of Incorporation increasing the number of authorized shares of Common Stock from 100,000,000 to 200,000,000.

     FOR             AGAINST            ABSTAIN
     [_]               [_]                [_]

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

                                    (Continued and to be signed on reverse side)

[proxy card -- back]
(Continued from other side)

                               PROXY INSTRUCTIONS

1. Please sign exactly as the name or names appear on stock certificate (as indicated hereon).

2. If the shares are issued in the names of two or more persons, all such persons should sign the proxy.

3. A proxy executed by a corporation should be signed in its name by its authorized officers.

4. Executors, administrators, trustees and partners should indicate their positions when signing.


                              Dated:                   , 2000

                              -------------------------------

                              -------------------------------
                              Signatures

                              Please sign exactly as name appears on stock certificate(s). Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.